                                                                    Exhibit 23.5

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 23, 2000, in the Registration Statement
(Form S-1 No. 33-XXXXX) and related Prospectus of Linc.net Inc. for the registration of XX,XXX,XXX shares of its common stock.

                                              VIRCHOW, KRAUSE & COMPANY, LLP

                                              /s/ VIRCHOW, KRAUSE & COMPANY, LLP

Madison, Wisconsin
September 8, 2000